Filed pursuant to Rules 497(c) and (h)
under the Securities Act of 1933,
as amended, File No. 333-140488

PROSPECTUS SUPPLEMENT
(To prospectus dated April 16, 2007)

820,916 Shares

Common Stock

We are offering 820,916 shares of our common stock directly to certain purchasers in a privately negotiated transaction at a price of $34.75 per share. We expect to receive net proceeds of approximately $28,486,800 (or $34.70 per share), after deducting offering expenses, from this sale of our common stock. We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our net assets plus any borrowings (our “total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). This prospectus supplement, together with the accompanying prospectus dated April 16, 2007, sets forth the information that you should know before investing.

Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange under the symbol “KYN.” The last reported sale price of our common stock on May 11, 2007 was $35.44 per share. The net asset value per share of our common stock at the close of business on May 11, 2007 was $34.75.

Investing in our common stock involves certain risks. See “Risk Factors” beginning on page 11 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We anticipate delivering the shares on or about May 16, 2007.

The date of this prospectus supplement is May 14, 2007

Prospectus Supplement

Prospectus

S-i

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus, which we refer to collectively as the “Prospectus.” This prospectus supplement and the accompanying prospectus set forth concisely the information about us that a prospective investor ought to know before investing. This prospectus supplement, which describes the specific terms of this offering, and also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the base prospectus. The base prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the base prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers. Our business, financial condition, results of operations and prospects may have changed since that date.

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated April 16, 2007 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling (877) 657-3863, or by writing to us. Electronic copies of the base prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynemlp.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the Securities and Exchange Commission (the “SEC”).

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. We acknowledge that, notwithstanding the foregoing statements, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. We urge you to review carefully that section for a more complex discussion of the risks of an investment in our common stock.

S-iii

PROSPECTUS SUPPLEMENT SUMMARY

This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 11 of the accompanying prospectus.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. After the payment of offering expenses and underwriting discounts, we received approximately $711 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over-allotment option, the aggregate net proceeds were approximately $786 million. Since that time we have completed the following capital raising transactions: (a) four series of auction rate senior notes in an aggregate principal amount of $320 million, (b) one series of auction rate preferred stock in an aggregate amount of $75 million, (c) one secondary public offering of our common stock for proceeds after the payment of offering expenses and underwriting discounts of approximately $77 million and (d) a further secondary public offering of our common stock for proceeds after the payment of offering expenses and underwriting discounts of approximately $128 million. As of April 30, 2007, we had 42.0 million shares of common stock outstanding, net assets applicable to our common stock of $1.4 billion and total assets of $2.2 billion. As of May 11, 2007, our net asset value per share of common stock was $34.75, an increase of 46.6% over our net asset value of $23.70 per share of common stock upon completion of our initial public offering (after payment of offering expenses and underwriting discounts).

We have paid dividends to common stockholders every fiscal quarter since inception, significant portions of which have been characterized as returns of capital for federal income tax purposes. Cumulative dividends paid since inception total $4.19 per share and our dividend rate has increased by 28% from an indicative rate of $0.375 per share to our most recent dividend payment of $0.48 per share. We intend to continue to pay quarterly dividends to our common stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. We expect that a significant portion of our future dividends will be treated as a return of capital to stockholders for tax purposes.

Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of April 30, 2007, Kayne Anderson and its affiliates managed approximately $8.4 billion. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

The Offering

Common stock offered	820,916 shares

Shares outstanding after the offering	42,854,973 shares

Use of proceeds	We estimate that our net proceeds from this offering after expenses will be approximately $28 million. We intend to use the net proceeds to retire a portion of our short-term debt of approximately $129.5 million which we incurred in connection with the acquisition of equity portfolio securities. We intend to reborrow short-term debt to make open market purchases in pursuit of our investment strategy. See “Use of Proceeds.”

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

NYSE symbol	“KYN”

Stockholder Transaction Expense

Sales load (as a percentage of offering price)	0%

Offering expenses borne by us (as a percentage of offering price)	0.14%

Dividend reinvestment plan fees(1)	None

(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

Recent Developments

On March 19, 2007, we declared a quarterly dividend of $0.48 per share to common stockholders of record on April 4, 2007, which was paid on April 13, 2007.

On April 23, 2007, we issued 3,600,000 shares of our common stock at a price of $36.70 per share in a public offering, in which we received $127,780,200 in net proceeds (before offering expenses and after deducting the underwriting discount). Net proceeds from the offering were used to repay a portion of our borrowings under our revolving credit line.

On May 4, 2007, our Board of Directors accepted the resignation of Terrence J. Quinn from the Board, and elected Michael C. Morgan to serve the remainder of Mr. Quinn’s term. Mr. Morgan, who is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act, will be considered for election by our stockholders to our Board of Directors for a three-year term on June 15, 2007 at our annual meeting of stockholders. The following table sets forth information regarding Mr. Morgan’s principal occupation and other affiliations over the past five years. The addresses for all Directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our Directors currently serve on the Board of Directors of Kayne

Anderson Energy Total Return Fund, Inc., a closed-end investment company registered under the 1940 Act, that is advised by Kayne Anderson.

Other
	Position			Directorships
Name	Held with	Term of Office/		Held by
(Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director

Michael C. Morgan (born 1968)	Director	3-year term (until the 2007 Annual Meeting of Stockholders)/served since May 2007	Since 2004, Mr. Morgan has served as President and Chief Executive Officer Portcullis Partners, LP, a privately owned investment partnership. Since 2003, Mr. Morgan has also served as an Adjunct Professor in the Practice of Management at the Jones Graduate School of Management at Rice University. From 2001 to 2004, Mr. Morgan was President of Kinder Morgan, Inc., an energy transportation and storage company, and of Kinder Morgan Energy Partners, LP, a publicly traded pipeline limited partnership.	Kayne Anderson Energy Total Return Fund, Inc.; Kinder Morgan, Inc.

On May 9, 2007 we purchased 1.1 million Class B Units from Global Partners LP at a price of $28.00 per unit. Global used the proceeds from the sale of the Class B Units to partially finance the purchase of certain refined products terminals from Exxon Mobil Corporation.

USE OF PROCEEDS

We estimate that we will receive net proceeds from this offering of approximately $28 million, after deducting our estimated offering expenses of $40,000.

We intend to use the net proceeds of this offering to repay a portion of the indebtedness owed under our existing secured credit facility. We intend to reborrow under our existing secured credit facility to make investments in portfolio companies in accordance with our investment objective. Outstanding balances under the credit facility accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 100 basis points on the outstanding balance. As of the date of this prospectus supplement, the current rate is 6.32%. As of the date of this prospectus supplement, we had approximately $129.5 million aggregate principal amount outstanding on our credit facility. Amounts repaid under our credit facility will remain available for future borrowings.

CAPITALIZATION

The following table sets forth our capitalization as of February 28, 2007 and as adjusted to give effect to (i) the issuance of the common shares offered hereby and (ii) the issuance of 3.6 million shares of common stock on April 23, 2007. As indicated below, common stockholders will bear the offering costs associated with this offering.

	Actual	As Adjusted
	($ in 000s, except share and per share data)
	(Unaudited)	(Unaudited)

Cash and cash equivalents	$1,018	$50,160
Short-Term Debt:
Secured credit facility	$107,000	$0	(1)
Long-Term Debt:
Senior Notes Series A(2)	$85,000	$85,000
Senior Notes Series B(2)	85,000	85,000
Senior Notes Series C(2)	90,000	90,000
Senior Notes Series E(2)	60,000	60,000

Total Debt:	$427,000	$320,000
Preferred Stock:
Series D Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (3,000 shares issued and outstanding, 10,000 shares authorized)(2)	$75,000	$75,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 199,990,000 shares authorized (38,265,172 shares issued and outstanding; 42,686,088 shares issued and outstanding as adjusted)(2)	$38	$43
Paid-in capital	916,332	1,072,469	(3)(4)
Net investment loss, net of income taxes less dividends and distributions	(175,212)	(175,212)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	33,912	33,912
Net unrealized gains on investments, options and interest rate swap contracts, net of income taxes	409,954	409,954

Net assets applicable to common stockholders	$1,185,024	$1,341,166

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to repay a portion of the borrowings outstanding under our credit facility. As adjusted, reflects the proceeds from the April 23, 2007 common stock issuance. As of May 14, 2007 we had approximately $129.5 million outstanding on our credit facility. We intend to reborrow under our credit facility to make investments in portfolio companies in accordance with our investment objective.

(2)	We do not hold any of these outstanding securities for our account.

(3)	As adjusted, additional paid-in capital reflects the proceeds of the issuance of common shares offered hereby ($28,527), less $0.001 par value per share of common stock ($1) and less the estimated offering costs borne by us ($40) related to the issuance of common shares.

(4)	As adjusted, additional paid-in capital reflects the proceeds of the issuance of shares of common stock offered on April 23, 2007 ($132,120), less $0.001 par value per share of common stock ($4), less the underwriting discount ($4,340) and less the net estimated offering costs borne by us ($125) related to the issuance of the shares.

PLAN OF DISTRIBUTION

We are selling the shares of common stock offered pursuant to this prospectus supplement and accompanying prospectus directly to 62 purchasers in a privately negotiated transaction in which no party is acting as an underwriter. Subject to the terms of a purchase agreement dated May 14, 2007, the purchasers have agreed to purchase, and we have agreed to sell to the purchasers, 820,916 shares of common stock at a price of $34.75 per share. We determined the per share price through negotiations with the purchasers or their representatives.

The purchasers have agreed not to sell any shares purchased in this offering or sell “short” or “short against the box” any equity security in us for a period of 90 days from the date of purchase of the shares.

We expect to deliver the shares through the book entry facilities of The Depository Trust Company against payment of each purchaser’s aggregate purchase price for the shares purchased on May 16, 2007. The shares will be registered in the names of broker-dealers or other nominees designated by the purchasers.

We have agreed to indemnify the purchasers against certain liabilities arising out of, or in any way related to the breach of any of the representations, warranties or covenants made by us in the purchase agreement; provided that such indemnification shall not extend to any liability or action resulting from the gross negligence or willful misconduct of the purchasers.

Our currently outstanding shares of common stock are, and the shares of common stock sold pursuant to this prospectus supplement and the accompanying prospectus, subject to notice of issuance, will be, listed on the NYSE under the symbol “KYN.”

LEGAL MATTERS

Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker llp, Los Angeles, California. Paul, Hastings, Janofsky & Walker llp may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the Investment Company Act of 1940, as amended, and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended February 28, 2007. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 163.0%
Equity Investments(a) — 163.0%
Pipeline MLP(b) — 134.7%
Atlas Pipeline Partners, L.P.	401	$19,273
Boardwalk Pipeline Partners, LP	522	19,146
Buckeye Partners, L.P.	157	7,702
Copano Energy, L.L.C.	1,959	129,474
Crosstex Energy, L.P.	2,586	97,174
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered(c)(d)	356	11,911
DCP Midstream Partners, LP	138	5,103
Duncan Energy Partners L.P.(d)	124	2,981
Eagle Rock Energy Partners, L.P.	10	195
Enbridge Energy Management, L.L.C.(e)	399	20,363
Enbridge Energy Partners, L.P.	1,608	84,924
Energy Transfer Partners, L.P.	4,262	235,116
Enterprise Products Partners L.P.	5,359	163,511
Global Partners LP	385	11,142
Hiland Partners, LP	156	8,483
Holly Energy Partners, L.P.	226	10,437
Kinder Morgan Management, LLC(e)	2,907	145,377
Magellan Midstream Partners, L.P.	3,920	165,026
MarkWest Energy Partners, L.P.	908	58,915
Martin Midstream Partners L.P.	202	7,328
ONEOK Partners, L.P.	833	53,951
Plains All American Pipeline, L.P.	2,547	141,344
Plains All American Pipeline, L.P.(c)	565	31,062
Regency Energy Partners LP	663	18,244
Regency Energy Partners LP — Unregistered(c)	905	23,680
Sunoco Logistics Partners L.P.	72	4,039
Targa Resources Partners LP(d)	380	9,158
TC PipeLines, LP	228	8,269
TC PipeLines, LP — Unregistered(c)	868	29,935
TEPPCO Partners, L.P.	473	20,233
TransMontaigne Partners L.P.	71	2,300
Valero L.P.	481	30,296
Williams Partners L.P.	224	9,694
Williams Partners L.P. — Class B, Unregistered(c)	183	7,556
Williams Partners L.P. — Unregistered(c)	64	2,720

		1,596,062

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Propane MLP — 9.1%
Ferrellgas Partners, L.P.	877	$20,149
Inergy, L.P.	2,839	88,106

		108,255

Shipping MLP — 2.0%
K-Sea Transportation Partners L.P.	140	5,518
Teekay LNG Partners L.P.	355	13,064
Teekay Offshore Partners L.P.	173	5,152

		23,734

Coal MLP — 6.0%
Clearwater Natural Resources, LP — Unregistered(c)(f)	3,889	58,334
Natural Resource Partners L.P. — Subordinated Units	103	6,511
Penn Virginia Resource Partners, L.P.	230	6,227

		71,072

Upstream MLP(b) — 1.6%
Atlas Energy Resources, LLC	209	5,089
BreitBurn Energy Partners L.P.	97	2,677
Constellation Energy Partners LLC	215	6,114
Legacy Reserves LP(d)	193	4,671

		18,551

MLP Affiliates — 6.8%
Atlas Pipeline Holdings, L.P.	73	1,868
Buckeye GP Holdings L.P.	290	5,614
Crosstex Energy, Inc.	209	6,784
Energy Transfer Equity, L.P.	237	7,970
Energy Transfer Equity, L.P. — Unregistered(c)	365	12,057
Hiland Holdings GP, LP	161	4,576
Kinder Morgan, Inc.	187	19,724
Magellan Midstream Holdings, L.P.	259	6,325
MarkWest Hydrocarbon, Inc.	249	15,607

		80,525

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2007
(amounts in 000’s, except number of option contracts written)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Other MLP — 2.8%
Calumet Specialty Products Partners, L.P.	559	$22,986
Universal Compression Partners, L.P.	356	10,584

		33,570

Total Long-Term Investments (Cost — $1,283,574)		1,931,769

	Interest	Maturity
	Rate	Date

Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Bear, Stearns & Co. Inc. (Agreement dated 2/28/07 to be repurchased at $1,018), collateralized by $1,049 in U.S. Treasury Bond Strips (Cost $1,018)	5.270%	3/01/07	1,018

Total Investments — 163.1% (Cost — $1,284,592)			1,932,787

	No. of
	Contracts

Liabilities
Option Contracts Written(g)
MLP Affiliate
Kinder Morgan Inc., call option expiring 3/17/07 @ $105.00
(Premiums received $115)	1,000	(125)
Auction Rate Senior Notes		(320,000)
Deferred Taxes		(238,513)
Revolving Credit Line		(107,000)
Other Liabilities		(20,982)
Unrealized Depreciation on Interest Rate Swap Contracts		(317)

Total Liabilities		(686,937)

Unrealized Appreciation on Interest Rate Swap Contracts		2,993
Income Tax Receivable		2,448
Other Assets		8,733

Total Liabilities in Excess of Other Assets		(672,763)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$1,185,024

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONCLUDED)
FEBRUARY 28, 2007
(amounts in 000’)
(UNAUDITED)

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Fair valued securities, restricted from public sale (See Notes 2 and 6).

(d)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 12 months.

(e)	Distributions are paid in-kind.

(f)	Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate. (See Note 4.B).

(g)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2007
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value, non-controlled (Cost — $1,210,596)	$1,873,435
Investment at fair value, controlled (Cost — $72,978)	58,334
Repurchase agreement (Cost — $1,018)	1,018

Total investments (Cost — $1,284,592)	1,932,787
Deposits with brokers	719
Receivable for securities sold	4,034
Interest, dividends and distributions receivable	20
Income tax receivable	2,448
Deferred debt issuance costs and other, net	3,960
Unrealized appreciation on interest rate swap contracts	2,993

Total Assets	1,946,961

LIABILITIES
Revolving credit line	107,000
Payable for securities purchased	12,147
Investment management fee payable	6,788
Call options written, at fair value (premiums received — $115)	125
Accrued directors’ fees and expenses	50
Accrued expenses and other liabilities	1,997
Deferred tax liability	238,513
Unrealized depreciation on interest rate swap contracts	317

Total Liabilities before Senior Notes	366,937

Auction Rate Senior Notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000
Series E, due December 21, 2045	60,000

Total Senior Notes	320,000

Total Liabilities	686,937

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,185,024

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (38,265,172 shares issued and outstanding, 199,990,000 shares authorized)	$38
Paid-in capital	916,332
Net investment loss, net of income taxes less dividends and distributions	(175,212)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	33,912
Net unrealized gains on investments, options and interest rate swap contracts, net of income taxes	409,954

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,185,024

NET ASSET VALUE PER COMMON SHARE	$30.97

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions	$23,428
Return of capital	(20,839)

Net dividends and distributions	2,589
Interest and other fees	16

Total Investment Income	2,605

Expenses
Investment management fees	6,789
Administration fees	208
Professional fees	177
Reports to stockholders	52
Custodian fees	51
Directors’ fees	50
Insurance	42
Other expenses	124

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	7,493
Interest expense	5,302
Auction agent fees	248

Total Expenses — Before Taxes	13,043

Net Investment Loss — Before Taxes	(10,438)
Deferred tax benefit	3,862

Net Investment Loss	(6,576)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	8,450
Payments on interest rate swap contracts	603
Deferred tax expense	(3,350)

Net Realized Gains	5,703

Net Change in Unrealized Gains/(Losses)
Investments	139,435
Options	(10)
Interest rate swap contracts	354
Deferred tax expense	(44,125)

Net Change in Unrealized Gains	95,654

Net Realized and Unrealized Gains	101,357

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	94,781
DIVIDENDS TO PREFERRED STOCKHOLDERS	(977)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$93,804

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three
	Months Ended		For the Fiscal
	February 28, 2007		Year Ended
	(Unaudited)		November 30, 2006

OPERATIONS
Net investment loss	$(6,576)		$(23,356)
Net realized gains	5,703		14,152
Net change in unrealized gains	95,654		226,725

Net Increase in Net Assets Resulting from Operations	94,781		217,521

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Distributions — return of capital	(977	)(1)	(3,732	)(2)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions — return of capital	(17,890	)(1)	(65,492	)(2)

CAPITAL STOCK TRANSACTIONS
Issuance of 200,336 and 889,285 shares of common stock from reinvestment of distributions, respectively	5,718		23,005

Total Increase in Net Assets Applicable to Common Stockholders	81,632		171,302

NET ASSETS
Beginning of period	1,103,392		932,090

End of period	$1,185,024		$1,103,392

(1)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the three months ended February 28, 2007 as either a dividend (ordinary income) or a distribution (return of capital). This estimate is based on the Company’s operating results during the period.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2006 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$94,781
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(116,107)
Proceeds from sale of investments	21,649
Purchase of short-term investments, net	(69)
Realized gains	(9,053)
Return of capital distributions	20,839
Unrealized gains on investments and interest rate swap contracts	(139,789)
Increase in deposits with brokers	(601)
Increase in receivable for securities sold	(358)
Decrease in interest, dividend and distributions receivables	586
Increase in income tax receivable	(339)
Decrease in deferred debt issuance costs and other	4
Increase in payable for securities purchased	10,658
Decrease in investment management fee payable	(3,507)
Increase in option contracts written	125
Decrease in accrued directors’ fees and expenses	(2)
Increase in accrued expenses and other liabilities	719
Increase in deferred tax liability	43,613

Net Cash Used in Operating Activities	(76,851)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit line	90,000
Cash distributions paid to preferred stockholders	(977)
Cash distributions paid to common stockholders	(12,172)

Net Cash Provided by Financing Activities	76,851
NET DECREASE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $5,718 pursuant to the Company’s dividend reinvestment plan.

During the three months ended February 28, 2007, federal and state taxes paid were $339 and interest paid was $4,342.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

							For the Period
	For the Three						September 28,
	Months Ended		For the Fiscal Year Ended				2004(1)
	February 28, 2007		November 30,				through
	(Unaudited)		2006		2005		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$28.99		$25.07		$23.91		$23.70	(2)
Income from Operations(3)
Net investment income/(loss)	(0.17)		(0.62)		(0.17)		0.02
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	2.65		6.39		2.80		0.19

Total income from investment operations	2.48		5.77		2.63		0.21

Dividends/Distributions — Preferred Stockholders(3)
Dividends	—	(4)	—	(5)	(0.05)	(5)	—
Distributions	(0.03)	(4)	(0.10)	(5)	—	(5)	—

Total dividends/distributions — Preferred Stockholders	(0.03)		(0.10)		(0.05)		—

Dividends/Distributions — Common Stockholders
Dividends	—	(4)	—	(5)	(0.13)	(5)	—
Distributions	(0.47)	(4)	(1.75)	(5)	(1.37)	(5)	—

Total dividends/distributions — Common Stockholders	(0.47)		(1.75)		(1.50)		—

Capital Stock Transactions(3)
Underwriting discounts and offering costs on the issuance of preferred stock	—		—		(0.03)		—
Secondary issuance of common stock, net of underwriting discounts and offering costs	—		—		0.11		—

Total capital stock transactions	—		—		0.08		—

Net asset value, end of period	$30.97		$28.99		$25.07		$23.91

Market value per share of common stock, end of period	$32.91		$31.39		$24.33		$24.90

Total investment return based on common stock market value(6)	6.57%		37.93%		3.66%		(0.40)%

Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,185,024		$1,103,392		$932,090		$792,836
Ratio of expenses to average net assets, including current and deferred income tax expense	20.44	%(8)	18.85	%(8)	8.73	%(8)	4.73	%(8)
Ratio of expenses to average net assets, excluding current and deferred income taxes	4.70	%(8)	5.10	%(8)	2.32	%(8)	1.20	%(8)
Ratio of expenses, excluding taxes and non-recurring organizational expenses, to average net assets	4.70%		5.10%		2.32%		1.08%
Ratio of expenses, excluding taxes and interest expenses, to average net assets	2.70%		3.42%		1.52%		—
Ratio of net investment income/(loss) to average net assets	(2.37)%		(2.37)%		(0.68)%		0.50%
Net increase in net assets to common stockholders resulting from operations to average net assets	33.83%		21.66%		10.09%		5.30%
Portfolio turnover rate	1.19	%(9)	9.95	%(9)	25.59	%(9)	11.78	%(9)
Auction Rate Senior Notes outstanding, end of period	$320,000		$320,000		$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		$75,000		$75,000		—
Asset coverage of Auction Rate Senior Notes	493.76%		468.25%		487.34%		—
Asset coverage of Auction Rate Preferred Stock	400.01%		379.34%		378.24%		—
Average amount of borrowings outstanding per share of common stock during the period	$8.36	(3)	$8.53	(3)	$5.57	(3)	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 38,171,682; 37,638,314; 34,077,731 and 33,165,900, for the three months ended February 28, 2007, fiscal year ended November 30, 2006, the fiscal year ended November 30, 2005 and the period September 28, 2004 through November 30, 2004, respectively.

(4)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the three months ended February 28, 2007 as either a dividend (ordinary income) or a distribution (return of capital). This estimate is based on the Company’s operating results during the period.

(5)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2006 and November 30, 2005 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.

(6)	Not annualized for the three months ended February 28, 2007 and the period September 28, 2004 through November 30, 2004. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(8)	For the three months ended February 28, 2007, the Company’s deferred tax benefit was $3,862 and deferred tax expense was $47,475. For the fiscal year ended November 30, 2006, the Company’s current tax benefit was $65 and deferred tax expense was $135,738. For the fiscal year ended November 30, 2005, its current tax expense was $3,669 and deferred tax expense was $52,179. For the period September 28, 2004 through November 30, 2004, its current income tax expense was $763 and deferred tax expense was $3,755.

(9)	Amount not annualized for the three months ended February 28, 2007 and the period September 28, 2004 through November 30, 2004. For the three months ended February 28, 2007, and fiscal years ended November 30, 2006 and November 30, 2005, and the period September 28, 2004 through November 30, 2004, calculated based on the sales of $21,649; $144,884; $263,296 and $16,880, respectively of long-term investments dividend by the average long-term investment balance of $1,817,282; $1,456,695; $1,029,035 and $143,328, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2007
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

C.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At February 28, 2007, the Company held 15.0% of its net assets applicable to common stockholders (9.1% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $177,784 and fair value of $177,255. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Any option transaction that the Company enters into may, depending on the applicable market environment have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 28, 2007, the Company does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

D.  Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E.  Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At February 28, 2007, the Company had no open short sales.

F.  Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 for more detail on option contracts written.

G.  Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the three months ended February 28, 2007, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $20,839 of dividends and distributions received from MLPs. The return of capital of $20,839, resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $809 and $20,030, respectively, attributable to the recording of such dividends and distributions as reductions in the cost basis of investments. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H.  Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to stockholders of the Company’s Auction Rate Preferred Stock, Series D are accrued on a daily basis and are determined as described in Note 11 — Preferred Stock. The Company’s dividends will be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Company informed its common stockholders in January 2007 of the character of dividends paid during fiscal year 2006. Prospectively, the Company will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.

I.  Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J.  Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information become available.

In June 2006, the Financial Accounting Standards Board (“FASB) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of February 28, 2007, the company has not evaluated the impact that will result from adopting FIN 48.

K.  Organization Expenses, Offering and Debt Issuance Costs — The Company was responsible for paying all organization expenses, which were expensed when the shares of common stock were issued in the Company’s IPO. Offering costs (including underwriting discount) related to the Company’s two issuances of common stock and issuance of Series D preferred stock were charged to additional paid-in capital when the shares were issued. Debt issuance costs (including underwriting discount) related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

L.  Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

M.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

A.  Investment Management Agreement — The Company has entered into an investment management agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

On December 12, 2006, the Company held a special meeting of stockholders at which stockholders approved a new investment management agreement. As a result of the vote on this matter, the new investment management agreement replaced the previous performance-based fee structure with a fixed investment management fee at an annual rate of 1.375% of average total assets.

Pursuant to the previous investment management agreement, which was in effect through December 11, 2006, the Company agreed to pay Kayne Anderson Capital Advisors, L.P., the Adviser’s parent company and the Company’s former adviser, a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusting upward or downward (by up to 1.00% of the Company’s average total assets, as defined),

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeded or trailed the Company’s “Benchmark” over the same period. The Company’s Benchmark was the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). The basic management fee and the performance fee adjustment were calculated and paid quarterly, using a rolling 12-month performance period.

During the period December 1, 2006 through December 11, 2006, the Company paid and accrued management fees at an annual rate of 2.75% of average total assets based on the Company’s investment performance. During the remainder of the three months ended February 28, 2007, the Company paid and accrued management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

B.  Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of securities that it holds as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

At February 28, 2007, the Company held approximately 42.5% of the partnership interests of Clearwater Natural Resources, LP (“Clearwater”). The Company’s Chief Executive Officer serves as a director on the board of the general partner of Clearwater. The Company may be deemed to “control” and be an “affiliate” of Clearwater, each as defined in the Investment Company Act of 1940 (the “1940 Act”), because the Company has an economic interest in Clearwater of size that may give it the power to exercise a controlling influence over Clearwater, notwithstanding the limited scope and character of the rights of such securities that the Company holds, which power effectively makes such securities the equivalent of “voting securities.” Based on the totality of the facts and

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

circumstances as they exist as of February 28, 2007, the Company believes that it “controls” and is an “affiliate” of Clearwater. During the period there were no purchases or sales of this security.

C.  Other Affiliations — For the three months ended February 28, 2007, KA Associates, Inc., an affiliate of Kayne Anderson, earned approximately $1 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2007 are as follows:

Deferred tax assets:
Organizational costs	$(30)
Net operating loss carryforwards	(20,209)
Deferred tax liabilities:
Unrealized gains on investment securities	257,766
Other	986

Total net deferred tax liability	$238,513

At February 28, 2007, the Company did not record a valuation allowance against its deferred tax assets.

At February 28, 2007, the cost basis of investments for Federal income tax purposes was $1,236,124 and the cash received on option contracts written was $115. The cost basis of investments includes a $48,468 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At February 28, 2007, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$708,637
Gross unrealized depreciation of investments (including options)	(11,984)

Net unrealized appreciation before tax and interest rate swap contracts	696,653
Unrealized appreciation on interest rate swap contracts	2,676

Net unrealized appreciation before tax	$699,329

Net unrealized appreciation after tax	$440,577

For the three months ended February 28, 2007, the components of income tax expense include $48,438 and $2,768 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively. Income tax expense also includes a $7,593 benefit related to certain state tax changes which impacted the Company’s deferred tax liabilities on its net unrealized gains. Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 37.0% to net investment income and realized and unrealized gains on investments before taxes.

6.	Restricted Securities

From time to time certain of the Company’s investments are restricted as to resale. Such restricted investments are valued in accordance with procedures established by the board of directors and more fully described in Note 2 — Significant Accounting Policies. The table below shows the number of shares/units held, the acquisition date,

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

purchase price, aggregate cost, and fair value as of February 28, 2007, value per share/unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises:

							Value	Percent	Percent
		Number	Acquisition	Purchase		Fair	Per	of Net	of Total
Investment	Security	of Units	Date	Price	Cost	Value	Unit	Assets(1)	Assets

Clearwater Natural Resources, L.P.	Common Units(2)	3,889	(3)	$77,855	$72,978	$58,334	$15.00	4.9%	3.0%
Crosstex Energy, L.P.	Senior Subordinated Units(2)	356	6/29/06	10,022	10,022	11,911	33.42	1.0	0.6
Energy Transfer Equity, L.P.	Common Units(2)	365	11/27/06	10,007	9,895	12,057	33.05	1.0	0.6
Plains All America Pipeline, L.P.	Common Units	565	12/19/06	27,500	27,093	31,062	54.97	2.6	1.6
Regency Energy Partners LP	Common Units(2)	905	9/21/06	19,012	19,012	23,680	26.17	2.0	1.2
TC PipeLines, LP	Common Units(2)	868	2/22/07	30,000	30,000	29,935	34.50	2.5	1.5
Williams Partners L.P.	Common Units(2)	64	12/13/06	2,324	2,297	2,720	42.83	0.3	0.2
Williams Partners L.P.	Class B Units(2)	183	12/13/06	6,564	6,487	7,556	41.22	0.7	0.4

				$183,284	$177,784	$177,255		15.0%	9.1%

(1)	Applicable to common stockholders.

(2)	Unregistered security.

(3)	The Company purchased common units on 8/1/05 and 10/2/06.

7.	Call Options Written

Transactions in written call options for the three months ended February 28, 2007 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	—	—
Call options written	1,000	$115
Options exercised	—	—

Options outstanding at end of period	1,000	$115

8.	Investment Transactions

For the three months ended February 28, 2007, the Company purchased and sold securities in the amount of $116,107 and $21,649 (excluding short-term investments, securities sold short, and interest rate swaps), respectively.

9.	Revolving Credit Line

The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. The credit line is secured by Company assets held in custody by Custodial Trust Company. During the three months ended February 28, 2007, the average amount outstanding was $73,167 with a weighted average interest rate of 6.33%. As of February 28, 2007, the Company had outstanding borrowings on the revolving credit line of $107,000, and the interest rate was 6.32%. Any loans under this line are repayable on demand by the lender at any time.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

10.	Auction Rate Senior Notes

The Company issued four series of auction rate senior notes, each with a maturity of 40 years from the date of original issuance, having an aggregate principal amount of $320,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25. The fair value of those notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Senior Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, Series C and Series E as of February 28, 2007 were 5.05%, 5.05%, 5.25% and 5.10%, respectively. The weighted average interest rates for Series A, Series B, Series C and Series E for the three months ended February 28, 2007, were 5.07%, 5.07%, 5.26%, and 5.10% respectively. These rates include the applicable rate based on the latest results of the auction and do not include commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Senior Notes’ prospectus. The reset rate period for Series A, Series B and Series E Senior Notes is seven days, while Series C Senior Notes reset every 28 days. The Senior Notes are not listed on any exchange or automated quotation system.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

11.	Preferred Stock

The Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of February 28, 2007 was 5.15%. The weighted average dividend rate for the three months ended February 28, 2007 was 5.22%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

12.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of February 28, 2007, the Company has entered into twelve interest rate swap contracts with UBS AG as summarized below. For all twelve swaps, the Company receives a floating rate, based on one-month LIBOR.

			Net
		Fixed Rate	Unrealized
Termination	Notional	Paid by the	Appreciation/
Date	Amount	Company	Depreciation

3/25/2008	$35,000	4.31%	$293
3/25/2008	25,000	4.40%	182
4/7/2008	25,000	4.35%	212
3/24/2010	25,000	4.65%	140
4/8/2010	25,000	4.55%	224
4/15/2010	35,000	4.45%	414
6/2/2010	30,000	4.12%	685
2/28/2012	40,000	4.99%	(232)
4/16/2012	25,000	4.65%	252
5/9/2012	25,000	4.37%	588
11/14/2013	10,000	5.00%	(56)
11/18/2013	10,000	4.95%	(26)

Total	$310,000		$2,676

At February 28, 2007, the weighted average duration of the interest rate swap contracts was 3.4 years and the weighted average fixed rate was 4.53%. The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

13.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 38,265,172 shares outstanding at February 28, 2007. As of that date, Kayne Anderson Capital Advisors, L.P. owned 4,000 shares. Transactions in common shares for the three months ended February 28, 2007 were as follows:

Shares at November 30, 2006	38,064,836
Shares issued through reinvestment of distributions	200,336

Shares at February 28, 2007	38,265,172

14.	Subsequent Events

On April 18, 2007 the Company issued 3,600,000 shares of common stock in a public offering at $36.70 per share, raising approximately an additional $132,120 of gross proceeds (excluding the underwriting discount and offering expenses). Proceeds from the offering were used to repay a portion of the Company’s borrowings under its revolving credit line.

On April 13, 2007, the Company paid a dividend to its common stockholders in the amount of $0.48 per share, for a total of $18,367. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,796 was reinvested into the Company for 168,885 newly issued shares of common stock.

BASE PROSPECTUS
$500,000,000

Common Stock
Preferred Stock
Debt Securities

We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our net assets plus any borrowings (our “total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies, and we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.

We may offer, from time to time, up to an aggregate of $500,000,000 of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement.
(continued on following page)

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 11 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

April 16, 2007

(continued from previous page)

We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in MLPs. As of November 30, 2006, Kayne Anderson and its affiliates managed approximately $7.0 billion, including approximately $3.3 billion in MLPs and other Midstream Energy Companies.

Our currently outstanding shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN”. The net asset value of our common stock at the close of business on February 28, 2007 was $30.97 per share, and the last sale price per share of our common stock on the NYSE on such date was $32.91. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk” at page 14.

We issued three series of auction rate senior notes due in 2045, in an aggregate principal amount of $260 million (“Series A, B and C Notes”), on March 28, 2005, and one series of auction rate senior notes due in 2045, in an aggregate principal amount of $60 million (“Series E Notes”), on December 14, 2005. Series A, B, C and E Notes are rated “Aaa” and “AAA” by Moody’s Investors Service Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively. As of November 30, 2006, the aggregate principal amount of Series A, B, C and E Notes represented approximately 18.6% of our total assets. Series A, B, C and E Notes are on a parity with each other, and are referred to collectively herein as the “Senior Notes.”

On April 12, 2005, we issued an aggregate amount of $75 million of Series D Auction Rate Preferred Stock (“ARP Shares”). The ARP Shares are rated “Aa” and “AA” by Moody’s and Fitch, respectively. As of November 30, 2006, the aggregate amount of ARP Shares represented approximately 4.4% of our total assets. ARP Shares pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares could be as short as one day or as long as a year or more.

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage — Effects of Leverage” at page 36, “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 14, and “Description of Capital Stock” at page 45. The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock will be senior in liquidation and distribution rights to our common stock and will be junior in liquidation and distribution rights to our debt securities. Investors in our preferred stock will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. Our debt securities will be our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock (including the ARP Shares); (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness, including the Senior Notes and any other series of our auction rate senior notes; and (3) junior to our obligations to any secured creditors. Holders of our debt securities will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. We may redeem our debt securities prior to their stated maturity in certain circumstances described in this prospectus and any related prospectus supplement.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers. Our business, financial condition, results of operations and prospects may have changed since that date.

i

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, up to $500,000,000 of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A statement of additional information, dated April 16, 2007 (“SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our SAI, the table of contents of which is on page 68 of this prospectus, by calling (877) 657-3863/MLP-FUND, by accessing our web site (http://www.kaynemlp.com), or by writing to us. You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” beginning on page 11. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “Kayne Anderson” refers to KA Fund Advisors, LLC and its managing member, Kayne Anderson Capital Advisors, L.P. and its predecessor; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; “MLPs” refers to energy-related master limited partnerships, limited liability companies treated as partnerships, and their affiliates; and “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets.

About Kayne Anderson MLP Investment Company

We are a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment activities on September 28, 2004. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.” See “Description of Capital Stock” on page 45. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name.

We completed our initial public offering of common stock on September 28, 2004. After the payment of offering expenses and underwriting discounts, we received approximately $711 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over allotment option, the aggregate net proceeds were approximately $786 million. We completed a secondary public offering of our common stock on October 17, 2005. After the payment of offering expenses and underwriting discounts, we received approximately $77 million from the proceeds of the secondary public offering. As of November 30, 2006, we had 38,064,836 shares of common stock outstanding and net assets applicable to our common stock of $1.1 billion.

We issued three series of auction rate senior notes due in 2045, in an aggregate principal amount of $260 million (“Series A, B and C Notes”), on March 28, 2005, and one series of auction rate senior notes due in 2045, in an aggregate principal amount of $60 million (“Series E Notes”), on December 14, 2005. Series A, B, C and E Notes are rated “Aaa” and “AAA” by Moody’s Investors Service Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively. As of November 30, 2006, the aggregate principal amount of Series A, B, C and E Notes represented approximately 18.6% of our total assets. Series A, B, C and E Notes are on a parity with each other, and are referred to collectively herein as the “Senior Notes.”

On April 12, 2005, we issued an aggregate amount of $75 million of Series D Auction Rate Preferred Stock (“ARP Shares”). The ARP Shares are rated “Aa” and “AA” by Moody’s and Fitch, respectively. As of November 30, 2006, the aggregate amount of ARP Shares represented approximately 4.4% of our total assets.

After the payment of offering expenses and underwriting discounts, we received a total of approximately $390 million in net proceeds from the issuance of the Senior Notes and the ARP Shares.

The Offering

We may offer, from time to time, up to $500,000,000 of our securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. Preferred stock and debt securities (collectively, “senior securities”) may be auction rate securities, in which case the senior securities will not be listed on any exchange or automated quotation system. Rather, investors generally may only buy and sell senior securities through an auction conducted by an auction agent and participating broker-dealers.

While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $500,000,000 of securities, our Board of Directors (the “Board of Directors” or the “Board”) may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The securities may be sold from time to time in one or more transactions at fixed prices, at prevailing market prices at the time of sale, prices related to prevailing market prices, at varying prices determined at the time of sale or at negotiated prices.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Our Portfolio Investments

Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Finally, we may also, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We intend to invest at least 50% of our total assets in publicly traded (i.e., freely tradable) securities of MLPs and other Midstream Energy Companies and may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B− by Standard & Poor’s or Fitch Ratings, or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

On a limited basis, we may also use derivative investments to hedge against interest rate and market risks. We may also utilize short sales to hedge such risks and as part of short sale investment strategies.

About Our Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of November 30, 2006, Kayne Anderson and its affiliates managed approximately $7.0 billion, including approximately $3.3 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

Use of Financial Leverage

The issuance of our debt securities and preferred stock represents the leveraging of our common stock. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. The net asset value of our common stock will be reduced by the fees and issuance costs of any preferred stock we issue.

We may leverage through the issuance of debt and preferred securities offered hereby, our revolving credit facility or other borrowings. The timing and terms of any leverage transactions will be determined by our Board of Directors. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. Throughout this prospectus, our debt securities, including Senior Notes, our revolving credit facility or other borrowings are collectively referred to as “Borrowings.” See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 14.

Our Borrowings and our preferred stock, including the ARP Shares (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) may constitute, in the aggregate, up to 30% of our total assets, which includes assets obtained through such financial leverage. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage” at page 35.

Because Kayne Anderson’s fee is based upon a percentage of our average total assets, Kayne Anderson’s fee is likely to be higher since we employ leverage. Therefore, Kayne Anderson has a financial incentive to use leverage, which may create a conflict of interest between Kayne Anderson and our common stockholders. There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 14 and “— Risks Related to Our Senior Securities — Senior Leverage Risk to Preferred Stockholders” at page 18.

Dividends and Interest

As of the date of this prospectus, we have paid dividends to common stockholders every fiscal quarter since inception, significant portions of which have been characterized as returns of capital for federal income tax purposes. We expect that a significant portion of our future dividends will be treated as a return of capital to stockholders for tax purposes. We intend to continue to pay quarterly dividends to our common stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. We will pay dividends and interest on our preferred stock and debt securities, respectively, in accordance with their terms. For more information, see “Dividends” and “Tax Matters” at pages 28 and 55.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies within approximately 3 months of receipt of such proceeds. See “Use of Proceeds” at page 10.

Taxation

We are treated as a corporation for federal income tax purposes and, as a result, unlike most investment companies, we are subject to corporate income tax to the extent we recognize taxable income. As a partner in MLPs, we have to report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. See “Tax Matters” at page 55.

Risk Management Techniques

We may, but are not required to, use various hedging and other transactions to seek to manage interest rate and market risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 14, “— Risks Related to Our Senior Securities — Senior Leverage Risk to Preferred Stockholders” at page 18, “— Risks Related to Our Investments and Investment Techniques — Derivatives Risk” at page 25, and “Investment Objective and Policies — Investment Practices — Hedging and Other Risk Management Transactions” at page 33 in this prospectus and “Our Investments — Our Use of Derivatives, Options and Hedging Transactions,” in our SAI. There is no guarantee we will use these risk management techniques.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act, and formed as a Maryland corporation in June 2004. Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” On September 28, 2004, we issued 30,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On October 22, 2004 and November 16, 2004, we issued an additional 1,500,000 and 1,661,900 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over allotment option. The proceeds of the initial public offering and subsequent exercises of the over allotment option of common stock were approximately $786 million after the payment of offering expenses and underwriting discounts. We completed a secondary public offering of our common stock on October 17, 2005. After the payment of offering expenses and underwriting discounts, we received approximately $77 million from the proceeds of the secondary public offering. On April 12, 2005, we issued an aggregate amount of $75 million of ARP Shares. The ARP Shares are rated “Aa” and “AA” by Moody’s and Fitch, respectively. After the payment of offering expenses and underwriting discounts, we received a total of approximately $74 million in net proceeds from the issuance of the ARP Shares. As of November 30, 2006, the aggregate amount of ARP Shares represented approximately 4.4% of our total assets. We issued Series A, B and C Notes, in an aggregate principal amount of $260 million, on March 28, 2005 and Series E Notes, in an aggregate principal amount of $60 million, on December 14, 2005. Our Senior Notes are rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. After the payment of offering expenses and underwriting discounts, we received a total of approximately $316 million in net proceeds from the issuance of Senior Notes. As of November 30, 2006, the aggregate principal amount of Senior Notes represented approximately 18.6% of our total assets. Our Senior Notes are on a parity with each other.

As of the date of this prospectus, we have paid dividends to common stockholders every fiscal quarter since inception. The following table sets forth information about dividends we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

			Amount of	Additional Shares
		Percentage of Common	Corresponding	of Common Stock
		Stockholders Electing	Reinvestment	Issued through
Dividend Payment	Amount of	to Participate in	through Dividend	Dividend
Date to Common	Dividend	Dividend Reinvestment	Reinvestment	Reinvestment
Stockholders	Per Share	Program for Dividend	Program	Program

January 14, 2005	$0.25	65%	$5,400,602	222,522
April 15, 2005	0.41	51%	7,042,073	288,020
July 15, 2005	0.415	47%	6,570,925	249,656
October 14, 2005	0.42	47%	6,251,280	249,453
January 12, 2006	0.425	42%	6,627,404	263,620
April 13, 2006	0.43	39%	6,312,557	203,318
July 13, 2006	0.44	37%	6,183,973	204,423
October 13, 2006	0.45	34%	5,864,353	217,924
January 12, 2007	0.47	32%	5,717,595	200,336

The following table sets forth information about our outstanding securities as of November 30, 2006 (the information in the table is unaudited):

	Amount of Shares/	Amount Held
	Aggregate Principal	by Us or	Amount
Title of Class	Amount Authorized	for Our Account	Outstanding

Common Stock	199,990,000	0	38,064,836
Series D Auction Rate Preferred Stock(1)	10,000	0	3,000
Auction Rate Senior Notes
Series A	$85,000,000	0	$85,000,000
Series B	85,000,000	0	85,000,000
Series C	90,000,000	0	90,000,000
Series E	60,000,000	0	60,000,000

(1)	Each share has a liquidation preference of $25,000 ($75,000,000 aggregate liquidation preference for outstanding shares).

We issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering of common stock. Those shares are held by an affiliate of Kayne Anderson.

Our principal office is located at 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067, and our telephone number is (877) 657-3863/MLP-FUND.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table assumes that we use leverage representing 30% of our total assets. The Annual Expense table below assumes that leverage is increased from its level of 23.9% on November 30, 2006 to an assumed level of 30% by increasing its outstanding Senior Notes.

Stockholder Transaction Expenses:
Sales Load Paid by You (as a percentage of offering price)(1)	—%
Offering Expenses Borne by Us (as a percentage of offering price)(2)	—%
Dividend Reinvestment Plan Fees(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	—%

Percentage of Net Assets Attributable to Common Stock
(assumes leverage is increased to 30%)(5)

Annual Expenses:
Management Fees(6)	2.07%
Interest Payments on Borrowed Funds(7)(8)(12)	2.38%
Dividend Payments on Preferred Stock(8)(9)(12)	0.38%
Other Expenses (exclusive of current and deferred income tax expenses)	0.22%
Annual Expenses (exclusive of current and deferred income tax expenses)	5.05%
Current Income Tax Expense (Benefit)(10)	(0.01)%
Deferred Income Tax Expense(11)	12.30%
Total Annual Expenses (including current and deferred income tax expenses)	17.34%

(1)	The sales load will apply only if the securities to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of administering our dividend reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	Leverage representing 23.9% of our total assets at November 30, 2006 is assumed to increase to 30% for purposes of calculating annual expenses in the table. The increased leverage is assumed to be from the issuance of additional Senior Notes. The annual expenses in the table assume no additional issuances of ARP Shares or common stock and no interest rate swap agreements.

(6)	Under the Investment Management Agreement, effective for periods commencing on or after December 12, 2006, the management fee is calculated at an annual rate of 1.375% of our average total assets. In the table above, management fees are calculated based on average total assets for the fiscal year ended November 30, 2006, as adjusted for assumed additional leverage equal to 30%. Annual expenses of 2.07% are calculated as a percentage of net assets attributable to common stock as of November 30, 2006, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement” at page 42.

(7)	Interest Payments on Borrowed Funds in the table reflect the interest and offering expense borne by us in connection with the issuance of Borrowings as a percentage of our net assets, based on interest rates in effect as of November 30, 2006, which rates were as follows: Senior Notes Series A, 5.05%; Senior Notes Series B, 5.05%; Senior Notes Series C, 5.24%; Senior Notes Series E, 5.05%; and revolving credit line, 6.32%.

(8)	Interest payment obligations on our Borrowings and dividend payment obligations on our ARP Shares have been hedged in part by interest rate swap agreements. These estimated payments made or received on our interest rate swap agreements are not included in annual expenses. As of November 30, 2006, we had interest rate swap agreements with a notional amount of $270 million. The average interest rate payable under these agreements was 4.46% as compared to the variable benchmark (1-month London Interbank Offered Rate) rate of 5.35%. As of November 30, 2006, our interest rate swap agreements would decrease Annual Expenses by 0.22% of net assets attributable to common stock.

(9)	Dividend Payments on Preferred Stock in the table reflect the dividends paid by us in connection with our ARP Shares as a percentage of our net assets, based on the dividend rate of 5.28% in effect as of November 30, 2006.

(10)	The current tax benefit related to our net investment loss was $0.1 million for the fiscal year ended November 30, 2006.

(11)	For the fiscal year ended November 30, 2006, we accrued $135.7 million in net deferred tax expense on our net investment loss, realized gains and unrealized gains.

(12)	As of November 30, 2006, we had $412 million in Leverage Instruments outstanding (Senior Notes in an aggregate principal amount of $320 million; $17 million aggregate principal amount borrowed under our revolving credit line; and ARP Shares with an aggregate liquidation preference of $75 million). Such Leverage Instruments represent 23.9% of total assets as of November 30, 2006. In accordance with these leverage assumptions, our expenses would be estimated as follows:

Percentage of Net Assets Attributable to Common Stock
(assumes actual leverage as of November 30, 2006)

Annual Expenses:
Management Fees(a)	1.88%
Interest Payments on Borrowed Funds(b)(d)	1.66%
Dividend Payments on Preferred Stock(c)(d)	0.38%
Other Expenses (exclusive of current and deferred income tax expenses)	0.22%
Annual Expenses (exclusive of current and deferred income tax expenses)	4.14%
Current Income Tax Expense (Benefit)(e)	(0.01)%
Deferred Income Tax Expense(f)	12.30%
Total Annual Expenses (including current and deferred income tax expenses)	16.43%

(a)	Under the Investment Management Agreement, effective for periods commencing on or after December 12, 2006, the management fee is calculated at an annual rate of 1.375% of our average total assets. In the table above, estimated management fees are calculated at the annual rate of 1.375% multiplied by our average total assets for the fiscal year ended November 30, 2006. Annual expenses of 1.88% are calculated as a percentage of net assets attributable to common stock as of November 30, 2006, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement” at page 42.

(b)	Interest Payments on Borrowed Funds in the table reflect the interest and offering expense borne by us in connection with the issuance of Borrowings as a percentage of our net assets, based on interest rates in effect as of November 30, 2006, which rates were as follows: Senior Notes Series A, 5.05%; Senior Notes Series B, 5.05%; Senior Notes Series C, 5.24%; Senior Notes Series E, 5.05%; and revolving credit line, 6.32%.

(c)	Dividend Payments on Preferred Stock in the table reflect the dividends paid by us in connection with our ARP Shares as a percentage of our net assets, based on the dividend rate of 5.28% in effect as of November 30, 2006.

(d)	Interest payment obligations on our Borrowings and dividend payment obligations on our ARP Shares have been hedged in part by interest rate swap agreements. These estimated payments made or received on our interest rate swap agreements are not included in annual expenses. As of November 30, 2006, we had interest rate swap agreements with a notional amount of $270 million. The average interest rate payable under these agreements was 4.46% as compared to the variable benchmark (1-month London

Interbank Offered Rate) rate of 5.35%. As of November 30, 2006, our interest rate swap agreements would decrease Annual Expenses by 0.22% of net assets attributable to common stock.

(e)	The current tax benefit related to our net investment loss was $0.1 million for the fiscal year ended November 30, 2006.

(f)	For the fiscal year ended November 30, 2006, we accrued $135.7 million in net deferred tax expense on our net investment loss, realized gains and unrealized gains.

The purpose of the first table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” at page 38 and “Dividend Reinvestment Plan” at page 29.

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming a 6.20% interest and dividend yield on total assets, a 5% annual appreciation in net assets (prior to reinvestment of dividends and distributions) and expenses based on a management fee of 1.375% of average total assets and a 37.0% tax rate. Based on these assumptions, annual expenses before tax are 4.37% of net assets attributable to our common stock in year 1 and total annual expenses after tax are 6.68% of net assets attributable to our common stock in year 1. The following example also assumes that all dividends and distributions are reinvested at net asset value.

	1 Year	3 Years	5 Years	10 Years

Before tax(1)	$48	$145	$247	$535
After tax(1)(2)	$74	$223	$381	$825

(1)	Expenses include the 1.375% annual management fee payable to KAFA as a percentage of average total assets.

(2)	Taxes calculated based on an assumed 5% annual appreciation in net assets (prior to reinvestment of dividends and distributions).

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value and that we are engaged in leverage of 30% of total assets, assuming a 5.41% cost of leverage. The example above assumes that leverage is increased from its level of 23.9% on November 30, 2006 to an assumed level of 30% by increasing its outstanding Senior Notes. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements at November 30, 2006, plus the weighted average cost of additional Senior Notes. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period September 28, 2004 through November 30, 2004 and for the fiscal years ended November 30, 2005 and 2006, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in the following document filed by us with the SEC are hereby incorporated by reference into, and are made part of, this prospectus: Our Annual Report to Stockholders for the year ended November 30, 2006 contained in its Form N-CSR filed with the SEC on February 7, 2007). A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

MARKET AND NET ASSET VALUE INFORMATION

Our currently outstanding shares of common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock recently has been trading at a premium to net asset value, there can be no assurance that this will continue after the offering or that our common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. The continued development of alternatives to us as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our common stock to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk” on page 14.

The following table sets forth for each of the dates indicated the closing market prices for our shares on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” on page 43 for information as to the determination of our net asset value.

	Closing	Net Asset Value Per Share	Premium/(Discount) to
Month Ended	Market Price	of Common Stock(1)	Net Asset Value

September 28, 2004	$25.00	$23.70	5.5%
October 31, 2004	25.08	23.73	5.7
November 30, 2004	24.90	23.91	4.1
December 31, 2004	25.00	24.25	3.1
January 31, 2005	25.00	25.03	(0.1)
February 28, 2005	26.05	25.27	3.1
March 31, 2005	26.22	24.90	5.3
April 30, 2005	26.00	24.92	4.3
May 31, 2005	26.00	25.19	3.2
June 30, 2005	26.75	26.01	2.8
July 31, 2005	27.97	26.86	4.1
August 31, 2005	27.60	26.63	3.6
September 30, 2005	28.06	26.74	4.9
October 31, 2005	25.91	25.98	(0.3)
November 30, 2005	24.33	25.07	(3.0)
December 30, 2005	24.34	24.87	(2.1)
January 31, 2006	25.40	25.67	(1.1)
February 28, 2006	25.43	25.48	(0.2)
March 31, 2006	25.98	25.93	0.2
April 30, 2006	25.68	25.85	(0.7)

	Closing	Net Asset Value Per Share	Premium/(Discount) to
Month Ended	Market Price	of Common Stock(1)	Net Asset Value

May 31, 2006	25.78	26.48	(2.6)
June 30, 2006	25.65	26.29	(2.4)
July 31, 2006	26.55	26.73	(0.7)
August 31, 2006	27.68	27.37	1.1
September 30, 2006	27.84	27.13	2.6
October 31, 2006	28.89	28.05	3.0
November 30, 2006	31.39	28.99	8.3
December 31, 2006	32.98	29.38	12.3
January 31, 2007	32.55	30.17	7.9
February 28, 2007	32.91	30.97	6.3

Source of market prices: Reuters Group PLC.

(1)	Based on our net asset value calculated on the close of business on the last day of each calendar month.

As of November 30, 2006, we had 38,064,836 shares of common stock outstanding and our net assets applicable to common stockholders were $1,103,392.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

RISK FACTORS

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential common stockholder should consider before deciding whether to invest in our common stock offered hereby. For additional information about the risks associated with investing in our common stock, see “Our Investments” in our SAI.

Risks Related to Our Business and Structure

Competition Risk

At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. There are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, tax law changes have increased, and future tax law changes may again increase, the ability of mutual funds and other regulated investment companies or other institutions to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but may also adversely impact our ability to make desired investments in the MLP market.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser” at page 40. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the New York Stock Exchange under the ticker “KYE,” and Kayne Anderson Energy Development Company, a business development company listed on the New York Stock Exchange under the ticker “KED,” and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, we and any portfolio company that we control are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any of our directors or officers, our investment adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit our affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to us or any portfolio company that we control certain securities or other property and from lending to and borrowing from us or any portfolio company that we control monies or other properties.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of securities we hold as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over the partnership. We believe this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

As discussed above, under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm will participate in the valuation of our securities. See “Net Asset Value” at page 43.

Certain Affiliations

We are affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of this offering, we will be precluded from effecting principal transactions with brokers who are members of the syndicate. Unless stated otherwise in the related prospectus supplement, KA Associates, Inc. may be a member of a selling group for an offering of our securities.

Valuation Risk

Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs or interests in private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates or assumptions, our net asset value would likely fluctuate. See “Net Asset Value” at page 43.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities, dividends and interest that we pay can decline.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock” at page 45.

Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, net asset value per share and percentage premium to net asset value per share of our common stock on February 28, 2007 were $32.91, $30.97 and 6.3%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends or distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments, including those offered by this prospectus and any related prospectus supplement, represent the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of Senior Notes or any preferred stock that we may issue, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior debt securities or preferred stock by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the dividends paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in our being subject to covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Preferred Stock” at page 48.

Risks Related to Our Senior Securities

An investment in our preferred stock or debt securities (collectively, “senior securities”) is subject to the following additional risks:

Interest Rate Risk

Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. Our auction rate senior securities pay dividends or interest based on short-term interest rates. If short-term interest rates rise, dividend or interest rates on our auction rate senior securities may rise so that the amount of dividends or interest payable to holders of our auction rate senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we intend to manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

MLP yields are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of MLP securities typically increase when interest rates fall and decline when interest rates rise. Because we will principally invest in MLP equity securities, the net asset value and market price of our common stock may decline if interest rates rise. See “— Risks Related to Our Investments and Investment Techniques — Energy Sector Risk.” A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for our senior securities.

Certain debt instruments, particularly below-investment-grade securities, may contain call or redemption provisions which would allow the issuer of the securities to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer also may elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Auction Risk

To the extent that senior securities trade through an auction, you may not be able to sell your senior securities at an auction if the auction fails; that is, if there are more senior securities offered for sale than there are buyers for those securities. Also, if you place a bid order to retain senior securities at an auction only at a specified rate, and that specified bid rate exceeds the rate set at the auction, you will not retain your senior securities. Finally, if you buy senior securities or elect to retain senior securities without specifying a rate below which you would not wish to continue to hold those senior securities, and the auction sets a below-market rate, you may receive a lower rate of return on your senior securities than the market rate. See “Description of Preferred Stock” and “Description of Debt Securities.”

As noted above, if there are more senior securities offered for sale than there are buyers for those senior securities in any auction, the auction will fail and you may not be able to sell some or all of your senior securities at that time. The relative buying and selling interest of market participants in your senior securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

A broker-dealer may submit orders in auctions for its own account. Any broker-dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other broker dealers, if any). As a result of the broker-dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the broker-dealer had not bid. A broker dealer may also bid in order to prevent what would otherwise be a failed auction, an “all-hold” auction or an auction clearing at a rate that the broker-dealer believes does not reflect the market for such securities at the time of the auction. Broker-dealers may, but are not obligated to, advise holders of our senior securities that the rate that will apply in an “all hold” auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by existing holders that would avoid the occurrence of an “all hold” auction. A broker dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an “all-hold” auction.

Underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission (the “SEC”) in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, certain of these firms conducted voluntary reviews and reported findings to the SEC staff. At the SEC staff’s request, certain of these firms are engaging in discussions with the SEC staff concerning its inquiry. We can not predict the ultimate outcome of the inquiry or how that outcome will affect the market for our senior securities or the auctions.

Ratings and Asset Coverage Risk

Moody’s and Fitch have assigned ratings of “Aa” and “AA” respectively, to outstanding ARP Shares and ratings of “Aaa” and “AAA,” respectively, to outstanding Senior Notes. To the extent that senior securities offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding ARP Shares and Senior Notes or at all, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities. A rating may not fully or accurately reflect all of the credit and market risks associated with a senior security. A rating agency could downgrade our senior securities, which may make your securities less liquid at an auction or in the secondary market, though probably with higher resulting dividend or interest rates. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our senior securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

We have issued Senior Notes and may offer and issue additional debt securities hereby, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Senior Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Senior Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of any Senior Notes and debt securities and our preferred stock and the ARP Shares.

To the extent that senior securities offered hereby are rated of “investment grade” quality, asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your investment in our senior securities or the income from that investment will be worthless in the future than the amount you originally paid. As inflation occurs, the real value of our senior securities and dividends payable to holders of our preferred stock or interest payable to holders of our debt securities declines.

Trading Market Risk

Our senior securities will not be listed on an exchange or quoted on any automated quotation system. Instead, to the extent that senior securities trade through an auction, you may buy or sell senior securities at an auction by submitting orders to a broker-dealer that has entered into an agreement with an auction agent, or to a broker-dealer that has entered into a separate agreement with a broker-dealer. Auctions will be held periodically in accordance with the terms of our senior securities. Broker-dealers may maintain a secondary trading market in our senior securities outside of auctions, if any, but may discontinue this activity at any time. There is no assurance that any secondary market that may develop will provide holders of our senior securities with liquidity. We are not required to redeem our senior securities either if an auction or an attempted secondary market sale fails. You may transfer our senior securities outside of auctions only to or through a broker-dealer or to us or any of our affiliates, in certain cases. If you try to sell your senior securities between auctions, if any, you may not be able to sell any or all of your senior securities, or you may not be able to sell preferred stock for the liquidation preference plus accumulated dividends or you may not be able to sell debt securities in the $25,000 increments for which they were purchased plus accrued and unpaid interest. You may receive less than the price you paid for them, especially when market interest rates have risen since the last auction, if any.

Decline in Net Asset Value Risk

A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for our senior securities.

Senior Leverage Risk to Preferred Stockholders

Because we have outstanding Borrowings and may issue additional debt securities hereby, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends or distributions on our preferred stock unless we satisfy certain conditions. We are also prohibited from declaring, paying or making any dividends or distributions on common stock unless we satisfy certain conditions. See “Description of Preferred Stock — Limitations on Dividends, Distributions and Redemptions.”

Our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Preferred Stock — Limitations on Dividends, Distributions and Redemptions.” In the event of a default under our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

Unsecured Investment Risk to Holders of Our Debt Securities

Our debt securities represent our unsecured obligation to pay interest and principal, when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on our debt securities when due or to repay our debt securities at their stated maturity. Our failure to pay interest on our debt securities when due or to repay our debt securities upon their stated maturity would, subject to the cure provisions under the indenture pursuant to which they are issued, constitute an event of default under the indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to our debt securities, and at their stated maturity, the entire outstanding principal amount of our debt securities will become due and payable. See “Description of Debt Securities — Events of Default and Acceleration of Maturity of Debt Securities; Remedies” at page 52.

Holders of Our Debt Securities May Be Subordinated to Other Debt

The indenture for our debt securities permits us, in certain circumstances, to incur additional indebtedness, including secured indebtedness. Our debt securities are effectively subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The full amount of any borrowings incurred under our revolving credit line with Custodial Trust Company (our custodian and an affiliate of our administrator) would be effectively senior to our debt securities because we are required to pledge as collateral, and the lender would have a higher priority perfected lien upon, certain portfolio securities having an aggregate value of not less than our total obligations owed on these borrowings. In the event of our bankruptcy, liquidation or reorganization or upon acceleration of our debt securities, payment on our debt securities could be later or less, ratably, than on any of our secured indebtedness. In these circumstances, holders of obligations secured by liens on collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before holders of our debt securities, who will only have an unsecured claim against our remaining assets, if any. As of November 30, 2006, we had $17 million aggregate principal amount borrowed under our revolving credit line (all of which was secured and is effectively senior to our debt securities), and we anticipate that from time to time we will incur additional secured indebtedness in the future. Our secured indebtedness is combined with our other indebtedness for purposes of determining our compliance with regulatory limits on total leverage.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Sector Risk

Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Many MLPs and other Midstream Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk.  MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.

Commodity Pricing Risk.  The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Acquisition Risk.  The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.  Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and like Treasury bonds, the prices of MLP securities typically decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our common stock may decline if interest rates rise.

Affiliated Party Risk.  Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.  The operations of MLPs and other Midstream Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Terrorism/Market Disruption Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

MLP Risks.  An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

MLPs and Other Midstream Energy Company Risk

MLPs and other Midstream Energy Companies are also subject to risks that are specific to the industry they serve.

MLPs and other Midstream Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

MLPs and other Energy Companies engaged in the exploration and production business are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering, and pollution.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Tax Risks

Tax Risk of MLPs.  Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the MLPs in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of dividends received by our common stockholders. Legislation reduces the tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

Deferred Tax Risks of MLPs.  As a limited partner in the MLPs in which we invest, we will receive our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our net operating loss carryforwards, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We will accrue deferred income taxes for our future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon our sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Deferred Tax Risks of Investing in our Common Stock.  A reduction in the percentage of a distribution offset by tax deductions, losses, or credits or an increase in our portfolio turnover will reduce that portion of our common stock dividend treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to our common stockholders. See the “Tax Matters” section at page 55 in this prospectus and also in our SAI.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds” at page 10.

Equity Securities Risk

MLP common units and other equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. Also, while not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.

Certain of the MLPs and other Midstream Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

Liquidity Risk

Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson is one of the largest investors in our investment sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of November 30, 2006, we held investments in 47 issuers.

Under normal market conditions, we intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies. As of November 30, 2006, there were 51 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Interest Rate Risk

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and, like Treasury bonds, the prices of these securities typically decline when interest rates rise. Accordingly, our net asset value and the market price of our common stock may decline when interest rates rise. Further, rising interest rates could adversely impact the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 10%-25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners, the substantial portion of which would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, most of the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on gains. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting gains, and the cash available to us to pay dividends to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” at page 34 and “Tax Matters” at page 55.

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, do not exceed 30% of our total assets. In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of such Leverage Instruments. In other words, the principal amount of such Leverage Instruments may not exceed 33 1/3% of our total assets.

The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. Under the terms of the outstanding interest rate swap agreements as of November 30, 2006, we are obligated to pay a weighted average rate of 4.46% on a notional amount of $270 million. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.

Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

 Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

 Prepayment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B− to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies” in our SAI.

For a description of the ratings categories of certain rating agencies, see Appendix C to our SAI.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

DIVIDENDS

As of the date of this prospectus, we have paid dividends to common stockholders every full fiscal quarter since inception, on the dates and in the respective amounts set forth below:

Dividend Payment Date to Common Stockholders	Amount

January 14, 2005	$0.25
April 15, 2005	0.41
July 15, 2005	0.415
October 14, 2005	0.42
January 12, 2006	0.425
April 13, 2006	0.43
July 13, 2006	0.44
October 13, 2006	0.45
January 12, 2007	0.47

We intend to continue to pay quarterly dividends to our common stockholders, funded in part by our distributable cash flow. Our distributable cash flow is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us, other payments on securities owned by us and income tax benefits, if any, less current or anticipated operating expenses, taxes on our taxable income, if any, and our leverage costs. We expect that a significant portion of our future dividends will be treated as a return of capital to stockholders for tax purposes.

Our quarterly dividends to common stockholder are authorized by our Board of Directors out of funds legally available therefor. There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate.

We pay dividends on ARP Shares in accordance with the terms thereof. ARP Shares pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares could be as short as one day or as long as a year or more. As of November 30, 2006, the dividend rate on the ARP Shares was 5.28%. These dividend rate does not include commissions paid to the auction agent in the amount of 0.25% or the effect of our outstanding interest rate swap agreement as of November 30, 2006 (weighted average fixed rate of 4.46% on a notional amount of $270 million).

All of our realized capital gains, if any, net of applicable taxes, and any cash and other income from investments not distributed as a dividend will be retained by us. Unless you elect to receive your common stock dividends in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan.

The 1940 Act generally limits our long-term capital gain distributions to one per year. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to the ARP Shares and any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our dividends will be paid from sources other than our current or accumulated earnings, income or profits. The portion of the dividend which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters” at page 55.

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash dividend reinvested share of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters” at page 55.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B− by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of such Leverage Instruments.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master Limited Partnerships.  MLPs are limited partnerships, the partnership units of which are listed and traded on a U.S. securities exchange. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs, coal MLPs and upstream MLPs.

•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

•	Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas and crude oil, from geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil and natural gas produced and the demand for and price of crude oil and natural gas.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Equity Securities of MLPs.  Equity securities of MLPs include common units, subordinated units, I-Shares and general partner interests of such companies.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

MLP subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities of Publicly Traded Midstream Energy Companies.  Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of

Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions. We intend to invest in securities of MLP affiliates as part of our investment in Midstream Energy Companies. MLP affiliates include entities that own general partner interests or, in some cases, subordinated units, registered or unregistered common units or other limited partner interests in an MLP.

Securities of Private Companies.  Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

Debt Securities.  The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B− by Standard & Poor’s or Fitch Ratings, B3 by Moody’s Investors Service, Inc., a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of managing securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position.  During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Investment Practices

Hedging and Other Risk Management Transactions.  We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the dividends and interest paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” at page 24 in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.

We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk” at page 26.

Use of Arbitrage and Other Strategies.  We may use various arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates; write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio; or, purchase call options or enter into swap contracts to increase our exposure to MLPs; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same company. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk” at page 26.

We may write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We do not anticipate that these strategies will comprise a substantial portion of our investments. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” at page 25.

We may engage in short sales. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 5% of our total assets. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk” at page 26.

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will range between 10%-25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay dividends to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters” at page 55.

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments, in an aggregate amount that is not expected to exceed 30% of our total assets, inclusive of such financial leverage. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, Kayne Anderson in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return.

The fees paid to Kayne Anderson will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use a leveraged capital structure. Consequently, we and Kayne Anderson may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 14 and “— Risks Related to Our Senior Securities — Senior Leverage Risk to Preferred Stockholders” at page 18.

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% (33 1/3% of our total assets after such issuance). With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of dividends to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that we elect to be treated as a regulated investment company, such provisions would impair our status as a regulated investment company under the Code. Subject to our ability to liquidate our relatively illiquid portfolio, we intend to repay the Borrowings.

Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our Directors will be elected by the holders of preferred stock as a class. Our remaining Directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position” at page 33.

Effects of Leverage

The interest rates payable by us on Senior Notes vary based on auctions normally held every seven (7) days for Senior Notes Series A, Series B and Series E and every twenty-eight (28) days for Senior Notes Series C. As of November 30, 2006, the interest rates payable on Senior Notes were as follows: Senior Notes Series A, 5.05%; Senior Notes Series B, 5.05%; Senior Notes Series C, 5.24%; and Senior Notes Series E, 5.05%. The interest rates payable by us on our borrowings made under our revolving credit line with Custodial Trust Company (an affiliate of our administrator) are variable based upon the London Interbank Offered Rate plus a spread. As of November 30, 2006, the interest rate payable on our borrowings under our revolving credit line was 6.32%. As of November 30, 2006, the dividend rate for the ARP Shares was 5.28%. These interest rates payable on Senior Notes and dividend rate for the ARP Shares do not include commissions paid to the auction agent in the amount of 0.25%. Assuming that our leverage costs remain as described above excluding the effect of the outstanding interest rate swaps (an average annual cost of 5.43%), the income generated by our portfolio as of November 30, 2006 (net of our estimated related expenses) must exceed 2.97% in order to cover such payments. These numbers, which do not include the impacts of our interest rate swap agreements as of November 30, 2006, are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors” at page 11. The table further reflects the issuance of Leverage Instruments representing 30% of our total assets, net of expenses, and our estimated leverage costs of 5.41%. For the purposes of this table it is assumed that leverage is increased from its level of 23.9% on November 30, 2006 to an assumed level of 30% by increasing its outstanding Senior Notes. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements at November 30, 2006, plus the weighted average cost of additional Senior Notes.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(20.6)%	(12.1)%	(3.6)%	4.8%	13.3%

Common stock total return is composed of two elements: common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by KA Fund Advisors, LLC. Our Board currently consists of five Directors. As indicated, a majority of our Board consists of Directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion. The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all Directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 1100 Louisiana Street, Suite 4550, Houston, Texas 77002. All of our Directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company registered under the 1940 Act, that is advised by Kayne Anderson.

Independent Directors

Other Directorships
Name	Position(s) Held	Term of Office/		Held by
(Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Anne K. Costin (born 1950)	Director	3-year term (until the 2007 Annual Meeting of Stockholders)/served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson Energy Total Return Fund, Inc.
Steven C. Good (born 1942)	Director	3-year term (until the 2009 Annual Meeting of Stockholders)/served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson Energy Total Return Fund, Inc.; OSI Systems, Inc.; Big Dog Holdings, Inc.; and California Pizza Kitchen, Inc.
Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2008 Annual Meeting of Stockholders)/served since June 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds. From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson Energy Total Return Fund, Inc.; Partners for Development
Terrence J. Quinn (born 1951)	Director	3-year term (until the 2007 Annual Meeting of Stockholders)/served since July 2004	Mr. Quinn has served as President of Private Equity Capital Corp., a private equity investment firm, since 2005. He has also served as Chairman of the Healthcare Group of Triton Pacific Capital Partners, LLC, a private equity investment firm, since 2005. Mr. Quinn has also served as President of The Eden Club, a private membership golf club, since 2005. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry.	Kayne Anderson Energy Total Return Fund, Inc.; Midland Container Corp.; Home Physicians, Inc.; and Safe Sedation, Inc.

Interested Director

Other Directorships
Name	Position(s) Held	Term of Office/		Held by
(Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Kevin S. McCarthy* (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/served since July 2004	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds.	Kayne Anderson Energy Total Return Fund, Inc.; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, LLC.

*	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KAFA, our investment adviser.

Officers

Other Directorships
Name	Position(s) Held	Term of Office/		Held by
(Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Mr. Hart has served as our Chief Financial Officer since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	None.
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None.
J.C. Frey (born 1968)	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004 and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None.
James C. Baker (born 1972)	Vice President	Elected annually/served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson since December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	None.

Under our Charter, our Directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P., which is a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Jody C. Meraz, Marc A. Minikes and Ian S. Sinnott.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chief Executive Officer of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the areas of MLPs and other Midstream Energy Company investments. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, he was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

James C. Baker is a Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Vice President and as Vice President of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Jody C. Meraz is a Vice President for Kayne Anderson. He is responsible for providing analytical support for energy investments. Prior to joining Kayne Anderson in 2005, Mr. Meraz was an analyst in the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a B.A. in Economics from the University of Texas at Austin in 2001.

Marc A. Minikes is a research analyst for KACALP. He is responsible for providing research coverage of the electric utility, power generation, and marine transportation industries. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a B.A. in History from the University of Michigan in 1992, an M.A. in Latin American Studies from the University of California at Los Angeles in 1996 and an M.B.A. in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Ian S. Sinnott is a research analyst for KACALP. He is responsible for providing research coverage in royalty and income trusts and MLPs. Prior to joining Kayne Anderson in 2005, Mr. Sinnott was an associate with Citigroup Asset Management in the Equity Research group, responsible for the software and services sectors. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the New York Society of Security Analysts. Ian S. Sinnott is a nephew of Robert V. Sinnott.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our investment adviser is located at 1100 Louisiana Street, Suite 4550, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and KAFA, effective for periods commencing on or after December 12, 2006, we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets.

For purposes of calculation of the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter . Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after an initial two-year term commencing on December 12, 2006, so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because Kayne Anderson’s fee is based upon a percentage of our total assets, KAFA’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 23.9% of our total assets as of November 30, 2006.

For periods ending on or before December 11, 2006, we paid KACALP, the investment adviser originally party to the contract, a basic management fee at an annual rate of 1.75% of our average total assets, adjusted upward or downward (by up to 1.00% of our average total assets), depending on the extent to which, if any, our investment performance for the relevant performance period exceeded or trailed the performance of the Standard and Poor’s (“S&P”) 400 Utilities Index plus 6.00% over the same period. At a special meeting of stockholders held on December 12, 2006, stockholders approved the Investment Management Agreement with Kayne Anderson described above. Effective December 31, 2006, KACALP assigned the Investment Management Agreement to KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with Kayne Anderson is available in our November 30, 2006 annual report to stockholders.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgment of Kayne Anderson, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the valuation process approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

Because we are obligated to pay corporate income taxes, we accrue tax liability. As with any other liability, our net asset value is reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals.) The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes and our net operating loss carryforwards, if any. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the MLPs in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each MLP.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, 199,990,000 of which are classified as common stock and 10,000 of which are classified and designated as Series D Auction Rate Preferred Stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

As of November 30, 2006, we had 38,064,836 shares of common stock outstanding and 199,990,000 shares of common stock authorized. Our currently outstanding shares of common stock are listed on the New York Stock Exchange under the symbol “KYN.”

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

So long as Senior Notes or other senior securities representing indebtedness are outstanding, our common stockholders will not be entitled to receive any distributions from us unless all accrued interest on such senior indebtedness has been paid, and unless our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

For so long as any ARP Shares or other series of our preferred stock are outstanding, except as contemplated by our articles supplementary, we will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to ARP Shares or other series of our preferred stock as to dividends or upon liquidation) with respect to common stock or any other of our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for our shares ranking junior to ARP Shares or other series of our preferred stock as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends and upon liquidation), unless (1) there is no event of default under the Senior Notes or other senior securities representing indebtedness that is continuing; (2) immediately after such transaction, we would have “eligible assets” with an aggregate “discounted value” at least equal to the “basic maintenance amount” (as each of these terms are defined in the articles supplementary) and we would maintain asset coverage of at least 200% with respect to all outstanding senior securities of the Company which are stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock); (3) immediately after the transaction, we would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under the Senior Notes or other senior securities representing indebtedness, (4) full cumulative dividends on ARP Shares or other series of our preferred stock due on or prior to the date of the transaction have been declared and paid; and (5) we have redeemed the full number of required to be redeemed by any provision for mandatory redemption contained in the articles supplementary.

The offering of common stock hereby, if made, has been approved by the Board of Directors and, any sale of common stock by us will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors.  Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial term of the third class will expire in 2007, and the current terms for the first and second classes will expire in 2008 and 2009, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

DESCRIPTION OF PREFERRED STOCK

As of November 30, 2006, we had 3,000 shares of preferred stock outstanding, and 10,000 shares of preferred stock authorized, all of which were classified and designated as Series D Auction Rate Preferred Stock. Our currently outstanding ARP Shares are not listed on any exchange or quoted on any automated quotation system. ARP Shares generally may only be bought or sold through an auction process. The auctions for our outstanding ARP Shares generally occur every seven (7) days, and determine the dividend rate to be paid for each dividend period.

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Our common stockholders have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy.

Prior to the issuance of shares of any other class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

Preferred stock (including outstanding ARP Shares) ranks senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to debt securities.

Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as ARP Shares are outstanding, additional issuances of our preferred stock, including any shares of preferred stock offered hereby, must be considered to be of the same class as ARP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with ARP Shares with respect to the payment of dividends and upon the distribution of our assets in liquidation. It is currently expected that any issuance of preferred stock would be additional ARP Shares or an additional series of our auction rate preferred stock. Unless otherwise stated in a prospectus supplement, any preferred stock will be issued pursuant to articles supplementary (a form of which is attached as Appendix B to the SAI) in substantially the same form as outstanding preferred stock and will be subject to the provisions therein. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate liquidation preference of preferred stock;

•	the dividend rate of the preferred stock;

•	the frequency with which auctions will be held;

•	any optional or mandatory redemption provisions;

•	any changes in auction agents, paying agents or security registrar; and

•	any other terms of the preferred stock.

Dividends.  Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. Unless the prospectus supplement states otherwise, dividend rates with respect to each dividend period will generally be determined by the results of an auction process, as more fully described in the related prospectus supplement. Dividends so declared and payable shall be paid to the extent permitted under Maryland law, to the extent available and in preference to and priority over any distribution declared, payable or set apart for payment on our common stock. Dividends shall be payable from our earnings and profits. Because of our emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on preferred stock. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.

Limitations on Dividends, Distributions and Redemptions.  Under the 1940 Act, we may not (1) declare any dividend with respect to preferred stock if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to our Borrowings, that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to our senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock). In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, preferred stock may be prohibited (1) at any time that an event of default under our Borrowings has occurred and is continuing; (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with our Borrowings; or (3) we have not redeemed the full amount of our Borrowings required to be redeemed by any provision for mandatory redemption.

Liquidation Rights.  In the event of our liquidation, dissolution or winding up of our the affairs, whether voluntary or involuntary, the holders of preferred stock then outstanding, in preference to the holders of common stock, will be entitled to payment out of our assets, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of our creditors, including the holders of our debt securities, of a liquidation preference in the amount equal to $25,000 per share of the preferred stock, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date that payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the paying agent. After payment of the full amount of a liquidating distribution, the holders of preferred stock will not be entitled to any further right or claim to our remaining assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our the affairs.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share held on each matter submitted to a vote of our stockholders and vote together with holders of common stock and other preferred stockholders, if any, as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.

In connection with the election of the Board of Directors, the holders of preferred stock shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock, to elect two directors. The holders of outstanding common stock and preferred stock voting together as a single class, shall elect the balance of the directors. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, in the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.

The affirmative vote of the holders of a majority of the outstanding preferred stock voting as a separate class, determined with reference to a “vote of a majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to, among other things, amend, alter or repeal any of the preferences, rights or powers of holders of such class so as to affect materially and adversely such preferences, rights or powers. The affirmative vote of the holders of a majority of the outstanding shares of any series of preferred stock, voting separately from any other series, will be required to approve any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of our shares of stock. The vote of holders of any shares described in the immediately preceding sentence will in each case be in addition to a separate vote of the requisite percentage of common stock and/or preferred stock, if any, necessary to authorize the matter presented to the stockholders.

Market.  Unless otherwise stated in a prospectus supplement, our preferred stock may be bought or sold at an auction that normally will be held periodically by submitting orders through a broker-dealer who has entered into an agreement with the auction agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Our preferred stock is not listed on an exchange or automated quotation system. Preferred stock may be transferred outside of an auction through a Broker-Dealer or other broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide preferred stockholders with liquidity. The details of the auction process will be further described in the related prospectus supplement.

Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York, 101 Barclay Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.

DESCRIPTION OF DEBT SECURITIES

Our Charter authorizes us to borrow money without the prior approval of our stockholders. We may issue additional Borrowings and may secure any such notes or Borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any Borrowings will rank senior to our common stock, and any preferred stock that we issue.

On March 28, 2005, we issued three series of Senior Notes Series A, Series B and Series C in an aggregate principal amount of $260 million and on December 14, 2005 we issued one series of Senior Notes Series E in an aggregate principal amount of $60 million, each pursuant to the provisions of an indenture. The Bank of New York Trust Company, N.A. serves as trustee and transfer agent and The Bank of New York serves as auction agent for Senior Notes. Senior Notes Series A, Series B and Series E pay interest at rates that vary based on auctions normally held every seven (7) days. Senior Notes Series C pay interest at rates that vary based on auctions normally held every twenty-eight (28) days. Senior Notes rank senior in liquidation and distribution rights to our common stock and preferred stock. Senior Notes are effectively subordinated in right of payment to any of our secured indebtedness (including the full amount of any borrowings incurred under our revolving credit line with Custodial Trust Company) or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. Senior Notes may be redeemed prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory redemption upon our failure to maintain asset coverage requirements with respect to the Senior Notes.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Senior Notes are outstanding, additional debt securities, including any debt securities offered hereby, must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. It is currently expected that any issuance of our debt securities would be additional Senior Notes or additional series of our auction rate senior notes. Unless otherwise stated in a prospectus supplement, any additional debt securities offered hereby will be issued pursuant to the indenture dated as of March 28, 2005 (the “Indenture”) and will be subject to the provisions therein. A prospectus supplement and a supplemental indenture (a summary of which is attached as Appendix A to the SAI) relating to any additional debt securities will include specific terms relating to the offering. These terms will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions will be held;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any changes in trustees, auction agents, paying agents or security registrar; and

•	any other terms of the securities.

Interest.  Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the results of an auction for such securities and/or by the Board of Directors, as more fully described in the related prospectus supplement. Interest on debt securities will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, including our debt securities offered hereby, we must have an asset coverage of at least 300%. With respect to our debt securities or other senior securities representing indebtedness, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We are subject to certain restrictions imposed by guidelines of two rating agencies that issued ratings for the Leverage Instruments, including restrictions related to asset coverage and portfolio composition, and to the extent that rating agencies also issue ratings for our securities offered hereby, certain similar restrictions may also be imposed on us. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of Borrowings also may result our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an “event of default” for that series under the Indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including failure to deposit irrevocably in trust with the paying agent the full amount of any redemption price payable on the redemption date.

Unless stated otherwise in the related prospectus supplement, our debt securities will provide for the following:

•	Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us;

•	Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically; and

•	At any time after a declaration of acceleration with respect to any debt securities or series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Payment of Proceeds Upon Dissolution, or Other Similar Events.  Unless stated otherwise in the related prospectus supplement, in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of our business, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of our assets and liabilities, then (after any payments outstanding at such time with respect to any of our secured creditors) and in any such event the holders of debt securities and other Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities and other Senior Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities and other Senior Notes, before any of our common or preferred stockholders are entitled to receive any payment on account of any principal (premium, if any), interest, liquidation preference or dividends from such securities, and to that end the holders of debt securities and other Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities and other Senior Notes, which may be payable or deliverable in respect of the debt securities and other Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, our service providers including Kayne Anderson, our custodian, the auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger by us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up.

Voting Rights.  Unless stated otherwise in the related prospectus supplement, our debt securities will have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. The 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Unless otherwise stated in a prospectus supplement, our debt securities may be bought or sold at an auction held periodically by submitting orders through a broker-dealer who has entered into an agreement with the auction agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Our debt securities are not listed on an exchange or automated quotation system. Debt securities may be transferred outside of an auction through a Broker-Dealer or other broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide holders of debt securities with liquidity. The details of the auction process are further described in the related prospectus supplement.

Trustee, Transfer Agent, Registrar, Paying Agent, Redemption Agent and Auction Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York Trust Company, N.A, 700 S. Flower Street, Los Angeles, California 90017, will be the trustee under the Indenture and act as transfer agent, registrar, paying agent and redemption agent with respect to our debt securities, and the Bank of New York, 101 Barclay Street, New York, New York 10286, will serve as the auction agent with respect to our debt securities.

Distribution Preference.  Unless otherwise stated in a prospectus supplement, a declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock, will be restricted: (i) at any time that an event of default under our Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated “discounted value” (as defined in the supplemental indenture) at least equal to any asset coverage requirements associated with such Borrowings; or (iii) if we have not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain of our activities, including the payment of dividends to holders of common and preferred stock, in certain circumstances.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

This section and the discussion in our SAI summarize the material U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our taxable income. We are also obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we have to report our allocable share of the MLP’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to make required interest, principal and redemption payments to holders of Senior Notes and to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is generally 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax. We will accrue deferred tax liabilities associated with unrealized capital gains on our investments.

As a corporation for tax purposes, our earnings and profits are calculated using accounting methods that are different from tax calculation methods. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using accelerated depreciation. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We have not, and we will not, elect to be treated as a regulated investment company under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income. To the extent that distributions to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. The portion of our distributions of cash and other income from investments treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes if the stockholder satisfies applicable holding period requirements for our common stock. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Instead, the owner will simply report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, ownership of our common stock will only result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% income test applicable to regulated investment companies. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service (“IRS”). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Federal Income Tax Treatment of Holders of Our Preferred Stock

Under present law, we are of the opinion that ARP Shares constitute our equity, and thus distributions with respect to ARP Shares (other than distributions in redemption of ARP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and may be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Code.

Qualified dividend income received by individual and other noncorporate stockholders currently is taxed at long-term capital gain rates of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). This holding period is tolled for periods during which the taxpayer’s risk of loss with respect to the stock is diminished. Eligibility for treatment as qualified dividend income may be affected by a Holder’s securities lending transactions, short sales and other similar transactions. The provisions of the Code applicable to qualified dividend income are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the ARP Shares, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its ARP Shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If our distribution exceeds our current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the preferred stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the preferred stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs, we anticipate that the distributed cash from the MLPs in our portfolio will exceed our earnings and profits. Thus, it is possible that only a portion of our distributions will be treated as dividends to our preferred stockholders for federal income tax purposes. We will notify stockholders annually as to the federal income tax status of our distributions to them.

Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. Our earnings and profits will be calculated using (1) straight-line depreciation rather than a percentage depletion method and (2) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, we may make distributions out of earnings and profits, treated as dividends, in years in which our distributions exceed our taxable income.

Sale of Our Preferred Stock

The sale of our preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our preferred stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of preferred stock are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment, and Holders should consult their own tax advisors regarding such conditions.

Capital gain or loss will generally be long-term capital gain or loss if our preferred stock were held for more than one year and will be short-term capital gain or loss if the disposed preferred stock were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Backup Withholding

We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Federal Income Taxation of Debt Securities

Federal Income Tax Classification of Our Debt Securities

Under present law, we are of the opinion that our debt securities constitute indebtedness of ours for federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to our debt securities consistent with this characterization.

Taxation of Interest on Our Debt Securities

Payments or accruals of interest on our debt securities will generally be taxable to you as ordinary income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Our Debt Securities

Initially, your tax basis in our debt securities acquired will generally be equal to your cost to acquire such debt securities. This basis will increase by the amount, if any, that you are required or elect to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of our debt securities, or if any of our debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under “Taxation of Interest”) and your tax basis in our debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of our debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder’s ability to deduct capital losses may be limited.

Amortizable Premium

If you purchase our debt securities at a cost greater than the stated principal amount, plus accrued interest, you will be considered to have purchased our debt securities at a premium, and you may generally elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of our debt securities. If you make the election to amortize the premium, the election generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in our debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in our debt securities. Therefore, if you do not elect to amortize the premium and you hold our debt securities to maturity, you generally will be required to treat the premium as a capital loss when our debt securities are redeemed.

Market Discount

If you purchase our debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of, our debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on our debt securities during the time you held such debt securities. “Market discount” is defined under the Code as the excess of the stated redemption price at maturity over the purchase price of the note, except that if market discount is less than 0.0025% of the stated redemption price at maturity, multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry our debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of our debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of our debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Taxation of Non-U.S. Beneficial Owners

If you are a non-resident alien individual or a foreign corporation (a “non-U.S. holder”), the payment of interest on our debt securities generally will be considered “portfolio interest” and thus will generally be exempt from United States federal withholding tax. This exemption will apply to you provided that (1) interest paid on our debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on our debt securities is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to us through stock ownership and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the beneficial owner of any of our debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds our debt securities on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for our debt securities held by a foreign partnership and other intermediaries.

Interest on our debt securities received by a non-U.S. holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. holder provides us with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

Any capital gain that a non-U.S. holder realizes on a sale, exchange or other taxable disposition (including a redemption) of our debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on our debt securities and to the proceeds of the sale of our debt securities (including redemption proceeds) paid to U.S. holders other than certain exempt recipients (such as corporations). Information reporting will generally apply to interest payments on our debt securities to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of our debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described above have been complied with and the statement described above in “Taxation of Non-U.S. Beneficial Owners” has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of our debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described above will satisfy these requirements.

State and Local Taxes

Our common and preferred stock dividends and interest payments on our debt securities also may be subject to state and local taxes. Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors — Tax Risks” at page 22.

PLAN OF DISTRIBUTION

We may sell up to $500,000,000 in aggregate initial offering price of our common stock, preferred stock and debt securities from time to time under this prospectus and any related prospectus supplement in any one or more of the following ways:

•	directly to one or more purchasers;

•	through agents for the period of their appointment;

•	to underwriters as principals for resale to the public;

•	to dealers as principals for resale to the public; or

•	pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at fixed prices, at prevailing market prices at the time of sale, prices related to prevailing market prices, at varying prices determined at the time of sale or at negotiated prices. Each prospectus supplement will describe the method of distribution of the securities offered therein.

Each prospectus supplement relating to an offering of securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock, preferred stock and debt securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act, for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock, preferred stock and debt securities on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement describes the method of reoffering by the underwriters. The prospectus supplement also describes the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

General Information

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the offered securities or any other securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. Unless we indicate otherwise in the applicable prospectus supplement, we do not expect to list the securities on a securities exchange, except for the common stock, which is listed on the NYSE under the symbol “KYN.” We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of the National Association of Securities Dealers, Inc., the maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

RATING AGENCY GUIDELINES

Senior Notes are currently rated “Aaa” and “AAA” and ARP Shares are currently rated “Aa” and “AA” by Moody’s and Fitch, respectively. Moody’s and Fitch, and any other agency that may rate our debt securities or preferred stock from time to time, are collectively referred to as the “Rating Agencies.” The Rating Agencies impose asset coverage requirements, which are briefly described below. The asset coverage requirements are set forth in more detail in each Rating Agency’s guidelines (“Rating Agency Guidelines”), a copy of which will be provided to any holder of senior securities promptly upon request. These requirements may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such actions will not impair the ratings.

We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which we may have adopted pursuant to a Rating Agency’s guidelines (as they may be amended from time to time, “Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with set forth by each Rating Agency, at least equal to amounts specified in Rating Agency Guidelines with respect to our senior securities (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts

We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured by the applicable related asset coverage cured date, we will be required in certain circumstances to redeem certain of the senior securities. The prospectus supplement describes the terms of any such required redemption.

The applicable Basic Maintenance Amount is defined in the Rating Agencies’ Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable Basic Maintenance Amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Guidelines will apply to us only so long as that Rating Agency is rating such senior securities. We will pay certain fees to Moody’s, Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be revised or withdrawn by the assigning Rating Agency at any time.

1940 Act Asset Coverage

We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month, we will be required to redeem certain senior securities.

Notices

Under the current Rating Agency Guidelines, in certain other circumstances, we are required to deliver to any Rating Agencies then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

American Stock Transfer & Trust Company (“AST”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company, which is located at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, an affiliate of our Administrator, is the custodian of our securities and other assets.

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL OPINIONS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), Los Angeles, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

820,916 Shares

Common Stock

PROSPECTUS SUPPLEMENT

May 14, 2007